Exhibit 99.2

Fourth Quarter 2019 Earnings Report Exhibit 99.2

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include statements regarding the Company’s corporate reorganization, the expected benefits of such reorganization and the related impact on existing stakeholders, estimates regarding future market capitalization and the anticipated financial impact of the corporate reorganization. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; expected discontinuation of LIBOR; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. Our exposure to risks of loss resulting from adverse weather conditions and man- made or natural disasters; our ability to pay dividends to our stockholders; and or organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Fourth Quarter Highlights 3 .. Net income was $152.7 million; diluted earnings per share (EPS) were $1.88 – Record pretax income and operating earnings(1) driven by continued strong Production segment results and improved operating performance in the Servicing segment – Book value per share increased to $26.26 from $24.37 at September 30, 2019 – PFSI’s Board of Directors declared a fourth quarter cash dividend of $0.12 per share, payable on February 27, 2020, to common stockholders of record as of February 14, 2020 .. Production segment pretax income was $203.3 million, up 13% from 3Q19 and 700% from 4Q18 driven by record loan production volumes across all channels – Total loan acquisition and origination volume of $42.4 billion in unpaid principal balance (UPB), up 22% from 3Q19 and 118% from 4Q18 – PFSI’s correspondent lock volume totaled(2) $16.9 billion in UPB, up 1% Q/Q and 84% Y/Y – Direct lending locks were a record $6.5 billion in UPB, up 16% from 3Q19 and 235% from 4Q18 o $5.4 billion in UPB of locks in the consumer direct channel; $1.1 billion in UPB of locks in the broker direct channel – Correspondent acquisitions of conventional loans fulfilled for PennyMac Mortgage Investment Trust (NYSE: PMT) were $20.5 billion in UPB, up 23% from 3Q19 and 126% from 4Q18 (1) In 4Q17, diluted earnings per share were $2.44, which included a $1.79 contribution from the remeasurement of deferred tax items due to enactment of the Tax Cuts and Jobs Act of 2017 (2) Consists of correspondent government and non-delegated interest rate lock commitments (“IRLCs”)

4 .. Servicing segment pretax loss was $5.1 million, versus a pretax loss of $18.1 million in 3Q19 and pretax income of $29.3 million in 4Q18 – Valuation-related items included a $160.6 million gain in the fair value of mortgage servicing rights (MSR) and $194.6 million in hedging and other losses; net impact on pretax income was $(34.0) million and on EPS was $(0.31) – Pretax income excluding valuation-related items was $39.1 million, up 55% from 3Q19 and down 12% from 4Q18 o Operating expenses decreased by $6.5 million Q/Q primarily due to a reduction in vendor expenses following the completion of our Servicing Systems Environment (SSE) – Servicing portfolio grew to $368.7 billion in UPB, up 6% from September 30, 2019 and 23% from December 31, 2018 .. Investment Management segment pretax income was $5.2 million, up from $5.0 million in 3Q19 and $2.5 million in 4Q18 – Revenue of $11.8 million in 4Q19, essentially unchanged from 3Q19 and up 50% from 4Q18 – Net assets under management (AUM) were $2.5 billion, up 10% from September 30, 2019 driven by $215 million in new common equity raised by PMT during the quarter, including $201 million in December Notable activity after quarter-end: .. Completed the acquisition of a bulk Ginnie Mae MSR portfolio totaling $2.4 billion in UPB Fourth Quarter Highlights (continued)

3.0% 3.5% 4.0% 4.5% 5.0% Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 5 Average 30-year fixed rate mortgage(1) . The Federal Reserve continues to signal that it will maintain the current target Federal Funds rate, as it continues to monitor the balance between its maximum employment and 2% inflation target objectives .. The average 30-year fixed rate mortgage ended the fourth quarter at 3.74%, 0.10% higher than at September 30th(1) – The 10-year Treasury bond yield ended the quarter at 1.92%, up 0.24% from September 30th(2) – Low interest rates have kept origination volumes high, and have resulted in increases to 2020 origination forecasts .. Home prices continued to appreciate at a steady pace, moving closer in-line with wage growth – Tight supply continues to support home prices with most forecasts expecting moderate home price appreciation through 2021 .. A healthy U.S. economy driven by low unemployment and a strong consumer continues to support historically low levels of delinquencies – The total U.S. mortgage delinquency rate was 3.40% as of December 31, 2019, down from 3.53% at September 30, 2019 and 3.88% at December 31, 2018(4) .. Spreads on seasoned credit risk transfer (CRT) with higher note rates widened in 4Q19 due to accelerated prepayment speeds, while spreads for “on the run” and seasoned CRT with lower note rates were modestly tighter Current Market Environment 3.64% 3.74% (1) Freddie Mac Primary Mortgage Market Survey. 3.51% as of 1/30/20 (2) U.S. Department of the Treasury.1.54% as of 2/3/20 (3) Actual home sales: National Association of Realtors (existing) and the Census Bureau (new). Home sales forecast: Average of Mortgage Bankers Association and Fannie Mae. Actual purchase and total originations: Inside Mortgage Finance. Purchase and total originations forecast: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. Actual home price appreciation: FHFA Home Price Index. 2019 Home price appreciation represents Y/Y change from December 2018 to December 2019. Forecasted home price appreciation: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. (4) Black Knight Financial Services. Includes loans that are 30 days or more past due but not in foreclosure Macroeconomic Forecasts(3) 2016 2017 2018 2019 2020E 2021E New home sales ('000s) 561 616 620 681 730 759 Existing home sales ('000s) 5,440 5,547 5,339 5,340 5,443 5,530 Total originations ($ in billions) $2,065 $1,810 $1,630 $2,375 $1,986 $1,859 Purchase originations ($ in billions) $1,037 $1,144 $1,141 $1,281 $1,336 $1,377 U.S. Home Price Appreciation (Y/Y % Change) 5.8% 6.9% 6.3% 4.9% 3.5% 2.3% Green: denotes improvement since previous earnings report Red: denotes drop since previous earnings report

$7.27 $12.32 $21.34 $26.26 6/30/13 12/31/15 12/31/18 12/31/19 17.8% 8.2% 21.9% 26.0% 12.7% 21.6% 2016 2017 2018 2019 Book Value Per Share of PFSI Return on Equity (ROE)(2) Contribution from Tax Cuts and Jobs Act 6 Significant Book Value Growth Driven by Strong ROEs 22% CAGR(1) .. Balance of production and servicing income contributes to the stability of PFSI’s earnings and returns .. Servicing pretax income excluding valuation-related changes has grown substantially with portfolio growth ($369 billion in UPB vs. $194 billion three years ago) We expect PFSI to earn mid-teens ROEs across different market environments; for 2020, we expect the ROE to be higher (1) Compounded annual growth rate (2) Return on average common equity is calculated based on net income attributable to common shareholders as a percentage of monthly average common equity during the year

U.S. Residential Mortgage Market Provides Significant Opportunities for PFSI

U.S. Mortgage Origination Market[1]

(in billions)



$2,375
$1,986
2019
2020
Purchase
Refinance

Total Production[2]

Market Share



1.7%
2.2%
2.8%
3.4%
3.8%
4.1%
5.0%
2013
2014
2015
2016
2017
2018
2019

- 2019 was the largest origination market since prior to the financial crisis, and while economists are forecasting the 2020 origination market to be smaller, their estimates have been increasing
- PFSI is the third largest producer of residential mortgage loans in the U.S., with only 5.0% market share
- Size and scale provide advantages critical for success in highly competitive mortgage market
- Expanded growth opportunities in our consumer direct lending channel are driven by investments in systems and capacity infrastructure in addition to our large and growing servicing portfolio
- Infrastructure for non-agency loans and home equity lines of credit (HELOC), including the synergistic partnership with PMT to securitize and invest in non-agency products positions PFSI in the event of changes in the mortgage market

PennyMac® Financial Services, Inc.

(1) See footnote 3 on page 5
(2) Source: Inside Mortgage Finance through 4Q19

7

. enables brokers to effectively originate loans while remaining connected to PennyMac throughout the process PennyMac Continues to Invest in Mortgage Banking Technology 8 Production Systems Environment .. Migrating our correspondent platform to Ellie Mae’s next generation Encompass Digital Lending Platform, leveraging proprietary systems and eventually seeking to consolidate all channels to a single, cloud-based platform .. Enables further operational efficiencies, process consistencies and improved customer experiences across channels while increasing the velocity of system enhancements Pricing and Margin Management Systems .. Best-in-industry pricing granularity and real-time pricing updates – can compute and disseminate hundreds of thousands of mid-day price updates within a minute .. Organic, proprietary loan bidding system to optimize acquisition of loans in the correspondent channel Customer Acquisition .. currently in development with enhanced data analytics to drive increased conversion and recapture for both our portfolio and new customer acquisition channels .. Marketing initiatives focused on borrowers contemplating a new home purchase or refinance with automated lead generation, consumer marketing funnel analytics and distribution workflow .. enables consumers to remain highly engaged through self service and communication features, resulting in more focused interactions with our customer-facing associates and improved overall operating efficiency Customer-Facing Portals 8

Trends in PennyMac Financial's Businesses

Correspondent Production[1]

Market Share



10.00%
14.93%
15.45%
16.25%
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19E

Loan Servicing[1]

Market Share



2.32%
2.76%
3.15%
3.36%
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19E

Consumer Direct Production[1]

Market Share



0.62%
0.58%
0.67%
0.90%
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19E

Broker Direct Production[1]

Market Share



0.12%
0.45%
0.69%
0.83%
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19E

PennyMac Financial Services, Inc.

[1] Source: Inside Mortgage Finance and company estimates for 4Q19 or as of 12/31/19. Inside Mortgage Finance estimates total 4Q19 origination market of $755 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $37.7 billion divided by $232 billion for the correspondent market (estimated to be 31% of total origination market). Consumer direct production share is based on PFSI originations of $3.8 billion divided by $421 billion for the retail market (estimated to be 56% of total origination market). Broker direct production share is based on PFSI originations of $842 million divided by $102 billion for the broker market (estimated to be 13% of total origination market). Loan servicing market share is based on PFSI's servicing UPB of $368.7 billion divided by an estimated $11.0 trillion in mortgage debt outstanding as of December 31, 2019.

9

Production Segment Highlights – Correspondent Channel

- Correspondent acquisitions by PMT in 4Q19 totaled $37.7 billion in UPB, up 20% Q/Q and 109% Y/Y
  - 45% government loans; 55% conventional loans
  - Government acquisitions of $16.7 billion in UPB, up 16% Q/Q and 87% Y/Y
  - Conventional conforming acquisitions of $20.5 billion in UPB, up 23% Q/Q and 127% Y/Y
  - Non-delegated acquisitions increased 9% Q/Q to $580 million in UPB
- PFSI's correspondent lock volume[1] totaled $16.9 billion in UPB, up 1% Q/Q and 84% Y/Y
  - Delegated government locks totaled $16.2 billion in UPB, up 2% Q/Q and 81% Y/Y
  - Non-delegated locks totaled $647 million in UPB, down 24% Q/Q and up 185% Y/Y
- PennyMac remained the largest correspondent aggregator in the U.S. for the second consecutive quarter[2]
- January correspondent acquisitions totaled $11.1 billion in UPB; locks totaled $11.4 billion in UPB

Correspondent Volume and Mix

(UPB in billions)



$18.8
$36.2
$36.6
$0.1
$0.5
$0.6
$9.0
$16.6
$20.5
$8.9
$14.3
$16.7
4Q18
3Q19
4Q19
Government loans[3]
Conventional loans for PMT[4]
Non-delegated loans
Total locks[5]

Key Financial Metrics	3Q19	4Q19
Revenue per fallout-adjusted PFSI correspondent lock[6]	36	39
Weighted average fulfillment fee (bps)[7]	27	28

Selected Operational Metrics	3Q19	4Q19
Correspondent seller relationships	770	799
Purchase-money loans, as a % of total acquisitions	66%	55%

PennyMac® Financial Services, Inc.

(1) Includes correspondent government and non-delegated IRLCs (2) Inside Mortgage Finance for 4Q19
(3) For government-insured, guaranteed and non-delegated loans, PFSI earns income from holding and selling or securitizing the loans
(4) For conventional and jumbo loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(5) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding
(6) Includes net gains on loans held for sale, loan origination fees and net interest income for government-insured and non-delegated correspondent loans; lock volume adjusted for expected fallout for government-insured correspondent locks (3%) and non-delegated correspondent locks (27%)
(7) Based on funded loans subject to fulfillment fee. The rate may reflect discretionary adjustments to facilitate the successful completion of certain loan transactions

10

$0.7 $1.0 $1.2 $0.4 $1.7 $2.6 $1.2 $2.7 $3.8 $0.6 $2.3 $2.4 4Q18 3Q19 4Q19 Conventional Government Committed pipeline (UPB in billions) Consumer Direct Production Volume 11 Production Segment Highlights – Consumer Direct Channel (1) (1) Commitments to originate mortgage loans at specified terms at period end (2) Includes net gains on loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 29% in 4Q19 for consumer direct locks .. Consumer direct production volume in 4Q19 totaled $3.8 billion in UPB, up 42% Q/Q and 217% Y/Y .. Record volumes driven by continued investments to scale the production platform including increases in sales and fulfillment capacity to address the large opportunity .. Enriched use of data driving improved lead generation capabilities, recapture rates and pull- through .. Margins down modestly from 3Q19 .. January 2020 consumer direct originations totaled $1.3 billion in UPB; locks totaled $2.3 billion in UPB – $2.8 billion committed pipeline at January 31, 2020(1) 3Q19 4Q19 Revenue per fallout-adjusted consumer direct lock (bps)(2) 437 424 Purchase-money loans, as a % of total originations 10% 6% Consumer Direct Metrics

Production Segment Highlights – Broker Direct Channel

- Broker direct production volume in 4Q19 totaled $842 million in UPB, up 25% Q/Q and up from $199 million in 4Q18
  - Increase in approved brokers and fulfillment capacity drove Q/Q origination volume growth
  - 10% Q/Q increase in purchase volume; 41% Q/Q increase in refinance volume
- Lock volume of $1.1 billion in UPB, up 6% Q/Q and up from $279 million in 4Q18
- Approved brokers totaled 968 at December 31, 2019, up 9% from September 30, 2019
- Significant system enhancements to support the broker experience through the POWER portal planned for 2020
- January 2020 broker direct originations totaled $261 million in UPB; locks totaled $496 million in UPB
  - $484 million committed pipeline at January 31, 2020[1]

Broker Direct Production Volume

(UPB in millions)



$199
$60
$73
$139
$675
$242
$382
$433
$842
$323
$329
$519
4Q18
3Q19
4Q19
Conventional loans
Government loans
Committed pipeline(1)

Broker Direct Metrics	3Q19	4Q19
Revenue per fallout-adjusted broker direct lock (bps)[2]	140	129
Approved brokers	892	968
Purchase-money loans, as a % of total originations	52%	46%

PennyMac Financial Services, Inc.

[1] Commitments to originate mortgage loans at specified terms at period end
[2] Includes net gains on loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 23% in 4Q19 for broker direct locks

12

Servicing Segment Highlights

- Servicing portfolio totaled $368.7 billion in UPB at December 31, 2019, up 6% Q/Q and 23% Y/Y
- Record production volumes more than offset elevated prepayment activity, driving organic growth in the servicing portfolio
- Modest increase in delinquency rate driven by multiple factors including seasonal increases at year-end
- Low interest rate environment continues to support elevated EBO loan volume

Selected Operational Metrics	3Q19	4Q19
Loans serviced (in thousands)	1,704	1,778
60+ day delinquency rate - owned portfolio[(1)]	3.4%	3.7%
60+ day delinquency rate - sub-serviced portfolio[(2)]	0.4%	0.4%
Actual CPR - owned portfolio[(1)]	22.8%	21.0%
Actual CPR - sub-serviced[(2)]	21.1%	20.0%
UPB of completed modifications ($ in millions)	$604	$546
EBO loan volume ($ in millions)[(3)]	$1,839	$1,682

Loan Servicing Portfolio Composition

(UPB in billions)



$299.3
$348.5
$368.7
12/31/2018
9/30/2019
12/31/2019
Prime owned
Prime subserviced and other

Net Portfolio Growth

(UPB in billions)



$348.5
($22.2)
$42.4
$368.7
At 9/30/19
Runoff(4)
Additions from loan production(5)
At 12/31/19

(1) Owned portfolio in predominantly government-insured and guaranteed loans under the FHA (54%), VA (37%), and USDA (9%) programs
(2) Represents PMT's MSRs. Excludes distressed loan investments
(3) Early buyouts of delinquent loans from Ginnie Mae pools during the period
(4) Also includes loans servicing released in connection with recent asset sales by PMT
(5) Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

PennyMac Financial Services, Inc.

13

$1.57 $2.22 $2.45 12/31/2018 9/30/2019 12/31/2019 $7.1 $9.6 $9.9 $0.7 $2.2 $1.9 $7.8 $11.8 $11.8 4Q18 3Q19 4Q19 Base management fees & other revenue Performance incentive Investment Management Revenues (1) 14 Investment Management Segment Highlights Investment Management AUM ($ in billions) .. Net AUM as of December 31, 2019 were $2.5 billion, up 10% from September 30, 2019 .. PMT successfully raised additional capital in 4Q19 as a result of increased investment opportunities and strong performance – PMT raised $215 million in new common equity during the quarter, including $201 million in December .. Investment Management revenues were essentially unchanged Q/Q, as the increase in base management fees was offset by a modest reduction in performance-based incentive fees ($ in millions)

Hedging Approach Continues to Moderate the Volatility of PFSI's Results

MSR Valuation Changes and Offsets

($ in millions)



MSR fair value change before recognition of realization of cash flows
Hedging and other gains (losses)
Production pretax income
$60.3
$25.4
($67.3)
$254.0
$179.3
($295.5)
$160.6
$203.3
($194.6)
4Q18
3Q19
4Q19

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 4Q19, MSR fair value increased primarily due to lower expected prepayment activity in the future related to higher interest rates
  - Partially offset by faster than expected prepayments during the quarter
  - Increase represented approximately 6% of the fair value at September 30, 2019
- Losses from hedging activities and a rate-driven fair value increase of the ESS liability more than offset MSR fair value gains
  - Hedge costs were elevated in 4Q19 and are included in these losses, which totaled $194.6 million

Note: Figures may not sum exactly due to rounding

PennyMac Financial Services, Inc.

15

4Q19 Servicing Profitability Excluding Valuation-Related Changes

	4Q18		3Q19		4Q19	
	$ in millions	basis points[(1)]	$ in millions	basis points[(1)]	$ in millions	basis points[(1)]
Operating revenue	$ 217.9	29.8	$ 270.8	31.7	$ 273.0	30.4
Realization of MSR cash flows	(82.3)	(11.2)	(117.2)	(13.7)	(113.1)	(12.6)
EBO loan-related revenue[(2)]	37.4	5.1	33.6	3.9	40.3	4.5
Servicing expenses:						
Operating expenses	(71.3)	(9.7)	(87.0)	(10.2)	(80.5)	(9.0)
Interest shortfall	(4.5)	(0.6)	(12.5)	(1.5)	(16.5)	(1.8)
Credit losses and provisions for defaulted loans	(19.0)	(2.6)	(20.8)	(2.4)	(23.8)	(2.6)
EBO loan transaction-related expense	(8.3)	(1.1)	(19.9)	(2.3)	(18.5)	(2.1)
Financing expenses:						
Interest on ESS	(3.6)	(0.5)	(2.3)	(0.3)	(2.2)	(0.2)
Interest to third parties	(21.8)	(3.0)	(19.6)	(2.3)	(19.7)	(2.2)
Pretax income excluding valuation-related changes	**$ 44.5**	**6.1**	**$ 25.2**	**3.0**	**$ 39.1**	**4.4**
Valuation-related changes[(3)]						
MSR fair value[(4)]	(67.3)		(295.5)		160.6	
ESS liability fair value	0.5		3.9		(2.3)	
Hedging derivatives gains (losses)	59.8		250.1		(192.4)	
Provision for credit losses on active loans[(5)]	(8.3)		(1.8)		(10.2)	
Servicing segment pretax income	**$ 29.3**		**$ (18.1)**		**$ (5.1)**	
Average servicing portfolio UPB	**$ 292,721**		**$ 341,370**		**$ 359,022**	

- Servicing fee revenue increased Q/Q driven by a larger portfolio and lower realization of MSR cash flows
  - Somewhat offset by lower income from custodial deposits due to seasonally lower balances and decreased earnings rates
- Operating expenses decreased by $6.5 million Q/Q, including a $5.4 million reduction in vendor expenses following the completion of SSE, our proprietary servicing system
- Interest shortfall from prepayments remained elevated and increased $4 million Q/Q
- Increased EBO-related income Q/Q driven by increased revenue from reperformance of loans bought out in prior periods

PennyMac® Financial Services, Inc.

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
(3) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
(4) Includes fair value changes and provision for impairment
(5) Considered in the assessment of MSR fair value changes

16

Appendix

. Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems .. Operating platform has been developed organically and is highly scalable .. Commitment to strong corporate governance, compliance and risk management since inception .. PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management .. Servicing for owned MSRs and subservicing for PMT .. Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae .. Industry-leading capabilities in special servicing .. Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity .. External manager of PMT, which is focused on investing in mortgage-related assets: – GSE credit risk transfers – MSRs and ESS – Investments in prime non- Agency MBS and asset-backed securities – HELOC and prime non-QM securitization interests(1) – Distressed whole loans .. Synergistic partnership with PMT .. Correspondent aggregation of newly originated loans from third-party sellers – PFSI earns gains on delegated government-insured and non- delegated loans – Fulfillment fees for PMT’s delegated conventional loans .. Consumer direct origination of conventional and government- insured loans .. Broker direct origination launched in 2018 18 Overview of PennyMac Financial’s Businesses (1) Home Equity Line of Credit = HELOC; Non-QM = Non-qualified mortgage

PennyMac Financial Is a Strong Independent Mortgage Company 19 .. Comprehensive mortgage platform and balanced model with leading production and servicing businesses .. Strong balance sheet with low leverage versus competitors – Debt to equity of 3.0x .. Diversified liquidity sources and term debt that finances the largest long-term asset (MSRs) – Unique and cost effective funding structures with strong bank partnerships to support growth .. Well-developed and sophisticated risk management structure combines extensive market expertise with technology to identify and monitor risks across the enterprise .. Simplified corporate structure in 2018; all equity ownership converted to a single class of common stock Considerable oversight from State regulators, the CFPB, GSEs, ratings agencies and bank counterparties As of December 31, 2019 ($ in millions) Mortgage Servicing Rights $2,927 Servicing Advances $345 Cash & Short-term Investments, receivables, other $972 Loans eligible for repurchase $1,047 Loans Held for Sale $4,913 Stockholders' Equity $2,062 MSR Financing $1,394 ESS Financing $179 Other Liabilities & Payables $983 Liability for loans eligible for repurchase $1,047 Warehouse Financing $4,539 $10,204 $10,204 Assets Liabilities & Equity

PFSI Has Developed in a Sustainable Manner for Long-Term Growth

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

2019
- PennyMac becomes largest correspondent aggregator[1]

2018
- PFSI completes corporate reorganization

2017
- Issued MSR-backed term notes

2016
- Substantial growth in consumer direct capacity

2015
- Stockholders' equity surpasses $1 billion

2014
- Continued organic growth
- Servicing UPB reaches $100 billion

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

2012
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2009
- PMT formed in an initial public offering raising $320 million
- Correspondent group established with a focus on operations development and process design

2008
- Operations launched; de novo build of legacy-free mortgage servicer
- Raised $500 million of capital in private opportunity funds

Period End:	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Employees:	72	128	230	435	1,008	1,373	1,816	2,523	3,099	3,248	3,460	4,215

[1] Inside Mortgage Finance for 3Q19 and 4Q19

PennyMac® Financial Services, Inc.

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21 Industry-leading platform built organically – not through acquisitions .. Disciplined, sustainable growth for more than 11 years .. Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management  Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management  Credit, e.g., loan program development, underwriting and quality control  Capital markets, e.g., pooling and securitization, hedging/interest rate risk management  Servicing, e.g., customer service, default management, investor accounting  Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development .. Over 4,200 employees .. Highly experienced management team – 132 senior-most executives have, on average, 24 years of relevant industry experience Strong governance and compliance culture .. Led by distinguished board which includes eight independent directors .. Robust management governance structure with 9 committees that oversee key risks and controls .. External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank .. Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle .. Provides access to efficient capital and reduces balance sheet constraints on growth PennyMac Financial Is in a Unique Position Among Mortgage Specialists

22 Why Are MSR Sales Occurring? How Do MSRs Come to Market? .. Large servicers may sell MSRs due to operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses .. Independent mortgage banks sell MSRs from time to time due to a need for capital .. Intermittent large bulk portfolio sales ($10+ billion in UPB) Require considerable coordination with selling institutions and Agencies .. Mini-bulk sales (typically $500 million to $5 billion in UPB) .. Flow/co-issue MSR transactions (monthly commitments, typically $20-$100 million in UPB) Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? .. GSE and Ginnie Mae servicing in which PFSI has distinctive expertise .. MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) .. Measurable representation and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs • Proven track record of complex MSR and distressed loan transfers • Operational platform that addresses the demands of the Agencies, regulators and financing partners • Physical capacity in place to sustain servicing portfolio growth plans • Potential co-investment opportunity for PMT in the ESS Opportunity in MSR Acquisitions

23 Excess Servicing Spread (e.g., 12.5bp) MSR Asset (e.g., 25bp servicing fee) Acquired by PFSI from Third-Party Seller(1) .. PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to certain Ginnie Mae MSRs .. PMT acquires the right to receive the ESS cash flows over the life of the underlying loans .. PFSI owns the MSRs and services the loans (1) The contractual servicer and MSR owner is PLS, an indirect wholly-owned subsidiary of PFSI (2) Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI’s pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer Excess Servicing Spread(2) .. Interest income from a portion of the contractual servicing fee – Realized yield dependent on prepayment speeds and recapture Base MSR .. Income from a portion of the contractual servicing fee .. Also entitled to ancillary income .. Bears expenses of performing loan servicing activities .. Required to advance certain payments largely for delinquent loans Base MSR (e.g., 12.5bp) Acquired by PMT from PFSI(1) Example transaction: actual transaction details may vary materially PFSI’s Mortgage Servicing Rights Investments in Partnership with PMT

24 MSR Asset Valuation Note: Figures may not sum exactly due to rounding UPB $206,302 $19,485 $225,787 Weighted average coupon 3.92% 4.19% 3.95% Prepayment speed assumption (CPR) 12.9% 10.9% 12.7% Weighted average servicing fee rate 0.35% 0.34% 0.35% Fair value of MSR $2,677.7 $249.1 $2,926.8 As a multiple of servicing fee 3.75 3.75 3.75 Related excess servicing spread liability - $178.6 $178.6 December 31, 2019 Unaudited ($ in millions) Total Subjectto excess servicing spread liability Not subject to excess servicing spread liability

25 Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non-QM loans Acquisitions and Originations by Product First Lien Acquisitions/Originations Second Lien Originations Consumer Direct Fundings HELOC - $ 1 $ 1 $ 1 $ 2 $ Unaudited ($ in millions) Correspondent Acquisitions Delegated Conventional Conforming 9,052 $ 8,130 $ 10,737 $ 16,644 $ 20,510 $ Delegated Government 8,885 6,752 10,574 14,346 16,653 Delegated Non-Agency(1) 5 5 4 3 - Non-Delegated 120 174 402 531 580 Total 18,061 $ 15,061 $ 21,718 $ 31,524 $ 37,742 $ Consumer Direct Originations Conventional 740 $ 609 $ 838 $ 1,006 $ 1,203 $ Government 447 748 1,127 1,651 2,566 Jumbo - - - - - Total 1,187 $ 1,357 $ 1,965 $ 2,657 $ 3,768 $ Broker Direct Originations Conventional 139 $ 121 $ 289 $ 433 $ 519 $ Government 60 75 153 242 323 Jumbo - - - - - Total 199 $ 196 $ 442 $ 675 $ 842 $ Total acquisitions/originations 19,448 $ 16,614 $ 24,125 $ 34,856 $ 42,353 $ UPB of loans fulfilled for PMT 9,056 $ 8,136 $ 10,741 $ 16,647 $ 20,510 $ 4Q18 1Q19 2Q19 4Q19 3Q19

26 Interest Rate Locks by Product First Lien Locks Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non-QM loans Unaudited ($ in millions) Correspondent Locks Delegated Conventional Conforming 9,639 $ 8,974 $ 12,628 $ 19,461 $ 19,736 $ Delegated Government 8,962 7,385 12,028 15,933 16,225 Delegated Non-Agency(1) 11 13 14 1 - Non-Delegated 227 360 636 853 647 Total 18,839 $ 16,732 $ 25,307 $ 36,248 $ 36,608 $ Consumer Direct Locks Conventional 925 $ 1,103 $ 1,413 $ 1,777 $ 2,053 $ Government 735 1,226 1,938 2,844 3,407 Jumbo 13 11 6 6 6 Total 1,673 $ 2,340 $ 3,357 $ 4,627 $ 5,466 $ Broker Direct Locks Conventional 195 $ 187 $ 461 $ 617 $ 662 $ Government 84 133 249 390 404 Jumbo - - - - - Total 279 $ 321 $ 710 $ 1,007 $ 1,066 $ Total locks 20,791 $ 19,393 $ 29,373 $ 41,883 $ 43,141 $ 4Q18 1Q19 2Q19 3Q19 4Q19

27 Credit Characteristics by Acquisition / Origination Period Correspondent Consumer Direct Broker Direct 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Government-insured 700 699 698 701 703 Government-insured 44 44 43 42 42 Conventional 751 750 755 760 762 Conventional 38 38 36 35 35 Weighted Average DTI Weighted Average FICO 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Government-insured 696 699 703 709 711 Government-insured 44 44 43 42 42 Conventional 730 733 738 743 747 Conventional 38 37 37 36 35 Weighted Average DTI Weighted Average FICO 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Government-insured 689 680 697 712 715 Government-insured 45 45 44 43 43 Conventional 746 742 752 759 758 Conventional 38 38 37 36 36 Weighted Average DTI Weighted Average FICO